Exhibit 10.2

PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT
PURSUANT TO THE
AVAYA HOLDINGS CORP. 2017 EQUITY INCENTIVE PLAN
(Chief Executive Officer)

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Participant:        [Participant Name]
Grant Date:        February 11, 2019
Grant Number:     [Client Grant ID]
Number of Performance Restricted Stock Units (“PRSUs”) Granted:    274,223
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This PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Avaya Holdings Corp., a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Avaya Holdings Corp. 2017 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and
WHEREAS, the Committee has determined under the Plan that it would be in the best interests of the Company to grant the Participant a Performance Award in the form of the PRSUs provided herein, each of which represents the right to receive one share of Common Stock upon vesting of such PRSU, subject to the terms and conditions contained in this Agreement and in the Plan.
NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:
1.Incorporation by Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms, conditions and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the Award provided hereunder), all of which terms, conditions and provisions are made a part of and incorporated into this Agreement as if they were each expressly set forth herein. Except as provided otherwise herein, any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content and agrees to be bound thereby and hereby. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. The terms set forth herein are intended to be the sole treatment of the PRSUs in connection with any termination of the Participant’s employment and supersede any provisions set forth in the Participant’s Employment Agreement dated as of November 13, 2017 (the “Employment Agreement”).
2.    Grant of PRSUs. The Company hereby grants to the Participant, as of the Grant Date specified above, the number of PRSUs specified above, subject to adjustment as provided for in the Plan, on the terms and conditions set forth in this Agreement and the Plan. The PRSUs shall be credited to a separate book-entry account maintained for the Participant on the books of the Company. The Participant’s interest in the book-entry account shall be that of a general, unsecured creditor of the Company.
3.    Vesting.
(a)    General. Subject to the Plan and the other terms of this Agreement, the PRSUs subject to this Agreement shall become eligible to vest if, prior to February 11, 2022 (the “Vesting Date”), the average closing price of one share of the Company’s Common Stock on the applicable exchange for sixty (60) consecutive days equals or exceeds $23.50 (the “Stock Price Threshold”) and the Participant has not incurred a Termination of Employment prior to the Vesting Date. The PRSUs shall be cancelled for no value if the Stock Price Threshold has not been met on or prior to the Vesting Date, or, subject to the provisions set forth in Section 3, if the Participant incurs a Termination of Employment prior to the Vesting Date.
(b)    Treatment on Change in Control. If upon a Change in Control prior to the Vesting Date, (1) the value of the consideration received by the Company’s stockholders (as determined on a per share basis) equals or exceeds the Stock Price Threshold or (2) the Stock Price Threshold has previously been achieved in accordance with Section 3(a), then the provisions of Section 10.1 of the Plan shall govern the treatment of the PRSUs upon the occurrence of a Change in Control; provided, that if the Committee determines to treat the PRSUs in accordance with Section 10(1)(a) of the Plan (i.e., if the PRSUs are continued, assumed or substituted in connection with such Change in Control), then the PRSUs subject to this Agreement shall convert to time-vesting awards upon the Change in Control and will remain eligible to vest on the originally-scheduled Vesting Date so long as the Participant has not incurred a Termination of Employment prior to the Vesting Date (the “Converted Awards”). If upon a Change in Control prior to the Vesting Date, (1) the value of the consideration received by the Company’s stockholders (as determined on a per share basis) is less than the Stock Price Threshold and (2) the Stock Price Threshold has not previously been achieved in accordance with Section 3(a), the PRSUs subject to this Agreement shall be cancelled for no value as of the Change in Control.

(c)    Termination of Employment (No Change in Control). If the Participant incurs a Termination of Employment prior to the Vesting Date as a result of the Participant’s Termination of Employment by the Company without Cause (other than death or disability), or by the Participant for Good Reason (any such Termination of Employment, a “Qualifying Termination”) and, as of the date of such termination, the Stock Price Threshold has been met, then the Participant will immediately vest in a number of PRSUs equal to (i) the number of PRSUs subject to this Agreement, multiplied by (ii) a fraction, the numerator of which is the number of days the Participant was employed by the Company during the Performance Period (as defined below) and the denominator of which is the total number of days in the Performance Period. Any PRSUs subject to this Agreement that do not vest as a result of the immediately preceding sentence, including all PRSUs subject to this Agreement if the Stock Price Threshold has not been met as of the date of such termination, will be automatically cancelled and forfeited.
(d)    Termination of Employment (Change in Control). In the event the Participant incurs a Qualifying Termination within the twenty-four (24) month period immediately following a Change in Control, the Participant will immediately vest in the Converted Awards (if any).
(e)    Notwithstanding anything in this Agreement to the contrary, the vesting of any PRSUs in connection with a Qualifying Termination shall be subject to the Participant’s execution, delivery and non-revocation of a customary release of claims in favor of the Company and its subsidiaries and affiliates within sixty (60) days of such Termination of Employment and the Participant’s continued compliance with the restrictive covenants set forth in Section 8 of the Employment Agreement.
For purposes of this Agreement, “Performance Period” means the period beginning on February 11, 2019 and ending on February 11, 2022.
4.    Delivery of Shares. Except as otherwise expressly provided for in Section 23, promptly following the vesting of the PRSUs (but in no event more than sixty (60) days thereafter) (or, in the event of a Qualifying Termination pursuant to Section 3(c) or (d) above, on the sixtieth (60th) day following the date on which the Participant’s Termination of Employment occurs, provided the conditions set forth in Section 3(e), as applicable, have been met), the Participant shall receive the number of shares of Common Stock (or any consideration paid in respect of such Common Stock in connection with a Change in Control) that correspond to the number of PRSUs that have become vested on the applicable vesting date, less any shares of Common Stock withheld by the Company pursuant to Section 13.4 of the Plan, and such vested PRSUs shall be cancelled upon receipt of the shares of Common Stock (or any consideration paid in respect of such Common Stock in connection with a Change in Control).
5.    Non-Transferability. No portion of the PRSUs may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, other than to the Company as a result of forfeiture of the PRSUs as provided herein.

6.    Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof. Any suit, action or proceeding with respect to this Agreement shall be governed by Section 13.9 of the Plan.
7.    Legend. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates, if any, representing shares of Common Stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates, if any, representing shares of Common Stock acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 7.
8.    Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant hereby acknowledges, represents and warrants that:
(a)    The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 8.
(b)    If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the shares of Common Stock issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such shares of Common Stock and the Company is under no obligation to register such shares of Common Stock (or to file a “re-offer prospectus”).
(c)    If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 shall not be available unless (A) a public trading market then exists for the Common Stock, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (ii) any sale of the shares of Common Stock issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.
9.    Entire Agreement; Amendment. Except as expressly set forth herein, this Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

10.    Notices; Electronic Delivery and Acceptance. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company. The Company may, in its sole discretion, decide to deliver any documents related to PRSUs awarded under the Plan or future PRSUs that may be awarded under the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means. By accepting this Award, the Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
11.    No Right to Employment or Service. Any questions as to whether and when there has been a Termination of Employment and the cause of such Termination of Employment shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause, and shall not guarantee any right to future employment.
12.    Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the PRSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan), to the extent permitted under applicable law. This authorization and consent is freely given by the Participant.
13.    Compliance with Laws. Notwithstanding anything in this Agreement to the contrary, the grant of PRSUs and the issuance of shares of Common Stock hereunder shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule regulation or exchange requirement applicable thereto. The Company shall not be obligated to issue the PRSUs or any shares of Common Stock or other property pursuant to this Agreement if any such issuance would violate any such requirements or laws. As a condition to the settlement of the PRSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.
14.    Binding Agreement. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns.
15.    Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

16.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.
17.    Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.
18.    Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.
19.    Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of PRSUs made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the PRSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary compensation and shall not be considered as part of such compensation in the event of severance, redundancy or resignation.
20.    Acceptance of Agreement. Notwithstanding anything herein to the contrary, in order for this Award to become effective, the Participant must acknowledge acceptance of this Agreement no later than the sixtieth (60th) day following the Grant Date (the “Final Acceptance Date”). If the Participant’s acceptance of this Agreement does not occur by the Final Acceptance Date, then the entire Award shall be forfeited and cancelled without any consideration therefor, except as otherwise determined in the Committee’s sole and absolute discretion.
21.    No Waiver. No waiver or non-action by either party hereto with respect to any breach by the other party of any provision of this Agreement shall be deemed or construed to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself.
22.    No Rights as a Stockholder. The Participant’s interest in the PRSUs shall not entitle the Participant to any rights as a stockholder of the Company. The Participant shall not be deemed to be the holder of, or have any of the rights and privileges of a stockholder of the Company in respect of, the shares of Common Stock unless and until such shares have been issued to the Participant in accordance with this Agreement and the Plan.

23.    Withholding. Notwithstanding the withholding provision in the Plan or anything else in this Agreement:
(a)    If in the tax jurisdiction in which the Participant resides, a tax withholding obligation arises upon vesting of the PRSUs (regardless of when the Common Stock underlying the PRSUs are delivered to the Participant), on each date that all or a portion of the PRSUs actually vests, if (1) the Company does not have in place an effective registration statement under the Securities Act and there is not a Securities Act exemption available under which the Participant may sell Common Stock or (2) the Participant is subject to a Company-imposed trading blackout, then unless the Participant has made other arrangements satisfactory to the Company, the Company will withhold from the shares of Common Stock to be delivered to the Participant such number of shares of Common Stock as are sufficient in value (as determined by the Company in its sole discretion) to cover the amount of the tax withholding obligation.
(b)    If in the tax jurisdiction in which the Participant resides, a tax withholding obligation arises upon delivery of the Common Stock underlying the PRSUs (regardless of when vesting occurs), then following each date that all or a portion of the PRSUs actually vests, the Company will defer the delivery of the Common Stock otherwise deliverable to the Participant until the earliest of: (1) the date of the Participant’s Termination of Employment, (2) the date that the short-term deferral period under Section 409A of the Code expires with respect to such vested RSUs, or (3) the date on which the Company has in place an effective registration statement under the Securities Act or there is a Securities Act exemption available under which the Participant may sell Common Stock and on which the Participant is not subject to a Company-imposed trading blackout (the earliest of such dates, the “Delivery Date”). If on the Delivery Date (x) the Company does not have in place an effective registration statement under the Securities Act and there is not a Securities Act exemption available under which the Participant may sell shares of Common Stock or (y) the Participant is subject to a Company-imposed trading blackout, then unless the Participant has made other arrangements satisfactory to the Company, the Company will withhold from the shares of Common Stock to be delivered to the Participant such number of shares of Common Stock as are sufficient in value (as determined by the Company in its sole discretion) to cover the amount of the tax withholding obligation.
24.    Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the PRSUs are intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of [●].
AVAYA HOLDINGS CORP.

By: /s/ Shefali Shah
Name: Shefali Shah
Title: Senior Vice President, Chief Administrative Officer and General Counsel

PARTICIPANT
[To be executed electronically.]

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